Supplement dated July 17, 2009 to the

MassMutual Artistry variable annuity prospectus

issued by C.M. Life Insurance Company

dated May 1, 2009

This supplement only pertains to MassMutual Artistry contracts issued in the state of Texas.

This supplement revises the prospectus to reflect that the following three investment choices are not available through MassMutual Artistry contracts issued in the state of Texas:

•	MML China Fund

•	MML Small Company Value Fund

•	MML Strategic Emerging Markets Fund

If you submit a request to allocate contract value or a purchase payment to any of these funds, we will not be able to comply with that request. We will contact you to receive new instructions. If you have any questions please contact your financial professional or call our Retirement Income Service Center at (800) 272-2216, Monday through Friday between 8 a.m. and 8 p.m. Eastern time.